UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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BLUE APRON HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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+ Online Go to www.investorvote.com/APRN or scan the QR code — login details are located in the shaded bar below. Votes submitted electronically must be received by 11:59 p.m., Eastern Time, on June 12, 2019. Important Notice Regarding the Availability of Proxy Materials for the Blue Apron Holdings, Inc. Stockholder Meeting to be Held on June 13, 2019 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to stockholders are available at: www.investorvote.com/APRN Easy Online Access — View your proxy materials and vote. Step 1: Step 2: Step 3: Step 4: Step 5: Go to www.investorvote.com/APRN. Click on the icon on the right to view meeting materials. Return to the investorvote.com window and follow the instructions on the screen to log in. Make your selections as instructed on each screen for your delivery preferences. Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 30, 2019 to facilitate timely delivery. + 2 N O T 0324EC Blue Apron Holdings, Inc. Meeting Notice

Blue Apron Holdings, Inc. Annual Meeting of Stockholders will be held on Thursday, June 13, 2019 at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 7 World Trade Center, 250 Greenwich Street, New York, NY 10007, at 10:00 a.m. Eastern Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all the nominees, FOR Proposal 2 and FOR Proposal 3: 1. Election of Directors Nominees 01 - Julie M.B. Bradley 02 - Brian P. Kelley To approve an amendment to our restated certificate of incorporation to effect a reverse stock split of our Class A common stock and Class B common stock, using a split ratio of not less than 1-for-5 and not more than 1-for-15, with the exact ratio to be set within that range at the discretion of our board of directors before our 2020 annual meeting of stockholders without further approval or authorization of our stockholders and with our board of directors able to elect to abandon such proposed amendment and not effect the reverse stock split authorized by stockholders, in its sole discretion. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019. 2. 3. NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Directions to the Blue Apron Holdings, Inc. 2019 annual meeting are available in the proxy statement which can be viewed at www.investorvote.com/APRN. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — — — Internet – Go to www.investorvote.com/APRN. Phone – Call us free of charge at 1-866-641-4276. Email – Send an email to investorvote@computershare.com with “Proxy Materials Blue Apron Holdings, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by May 30, 2019. Blue Apron Holdings, Inc. Meeting Notice